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                        Exhibit 10(b)


First National Bank of Maryland               Loan Agreement

It is hereby agreed as of the 30th day of September, 1998, by and
                              --------    ---------------
between PharmaKinetics Laboratories, Inc., ("Borrower"), a
        ---------------------------------
Corporation of the State of Maryland, and THE FIRST NATIONAL BANK
OF MARYLAND ("Bank"), a national banking association, of Baltimore, Maryland as follows:

I.  Definitions

The following terms have the following definitions (each definition is equally applicable to the singular and plural forms of the terms used, as the context requires):

A. G.A.A.P. The term "G.A.A.P." means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accounts consistently applied and maintained throughout the periods indicated.

B. Line of Credit. The term "Line of Credit" means any line of credit facility extended by Bank to Borrower pursuant to Paragraph II.A.1. of this Agreement and otherwise in accordance with the terms of this Agreement.

C. Loan. The term "Loan" means one or more credit facilities, including any Line of Credit and Term Loan, provided by Bank to Borrower pursuant to the terms of this Agreement and all accompanying Loan documents, including, but limited to, one or more promissory notes of Borrower payable to the order of Bank, as the same may be amended, modified, extended, renewed, supplemented, restated or replaced from time to time.

D.  Maximum Line of Credit Amount.  The term "Maximum Line of
Credit Amount" means $500,000.00.
                     -----------
E. Obligations. The term "Obligations" means collectively the obligations of Borrower to pay Bank:(i) any and all sums due

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to Bank under or pursuant to the Loan or otherwise under the terms of this Agreement or any accompanying Loan documents; (ii) the expenses of any exercise by Bank of Bank's rights in the event of a default by Borrower, together with Bank's attorneys' fees, expenses of collection, expenses of taking, holding, or disposing of any assets of Borrower, and court costs, and (iii) any other indebtedness or liability of Borrower to Bank, whether direct or indirect (by way of endorsement, guaranty, pledge or otherwise), liquidated or unliquidated, joint or several, absolute or contingent, contemplated or uncontemplated, or otherwise arising from any loan, note, letter of credit, guaranty, overdraft, or any other duty owned by Borrower to Bank, now existing or hereafter arising.

F. Other Obligor. The term "Other Obligor" means any person or entity other than Borrower that is now or hereafter liable, directly, contingently or otherwise, upon or in connection with any of the Obligations or that has granted any lien or security interest to or for the benefit of Bank to secure any of the Obligations, including, but not limited to, any guarantor, surety, endorser, or co-maker of any of the Obligations.

G. Term Loan. The term "Term Loan" means any term loan credit facility extended by Bank to Borrower pursuant to Paragraph
II.A.2. of this Agreement and otherwise in accordance with the terms of this Agreement.

H. Term Loan Amount.  The term "Term Loan Amount" means
$_______________________________________.


II. Basis Terms of the Loan

_X_ A.1. Line of Credit. Subject to the continued compliance of Borrower with the terms of this Agreement and all other accompanying Loan documents and the continued absence of any default by Borrower or any Other Obligor hereunder and thereunder, Bank may advance to Borrower, for use by Borrower as hereafter provided, such sums as Borrower may request, but which shall not exceed in the aggregate at any one time outstanding the Maximum Line of Credit Amount. Borrower shall not request any advance of proceeds of the Line of Credit which exceeds the Maximum Line of Credit Amount or which would cause the aggregate amount of advances made and outstanding under the Line of Credit

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to exceed the Maximum Line of Credit Amount.  Even if the
aggregate amount of advances made and outstanding under the Line of Credit shall at any time and for any reason exceed the Maximum Line of Credit Amount, Borrower shall nevertheless be liable for the entire amount outstanding with interest thereon in accordance with this Agreement and all accompanying Loan documents, and Borrower shall be responsible for the observance of, performance of and compliance with all of the terms, covenants and provisions hereof and thereof. Each advance shall be in the principal amount of $5,000.00 or a multiple thereof. Bank shall make all advances by depositing funds in Borrower's commercial account number #___________ or such Bank account as may be agreed upon by Borrower and Bank. Borrower shall use the proceeds of the Line of Credit only for Short-Term Operating Needs.
                   --------------------------
_X_ If this box is marked, within such limitations and subject to all of the terms and conditions set forth herein and in the other accompanying Loan documents, Borrower may borrow, repay, and reborrow funds under the Line of Credit in accordance with the terms and conditions of this Agreement.

___ If this box is marked, each advance under the Line of Credit shall be evidenced and repaid with interest in accordance with the provisions of a promissory note of Borrower to the order of Bank in form and substance satisfactory to Bank and executed and delivered by Borrower to Bank as a condition precedent to the making of such advance.

___ A.2. Term Loan. Subject to the compliance of Borrower with the terms of this Agreement and all other accompanying Loan documents and the absence of any default by Borrower or any Other Obligor hereunder and thereunder, Bank shall advance to Borrower, for use by Borrower as hereafter provided, the principal sum equal to the Term Loan amount. Borrower shall use the proceeds of the Term Loan only for ___________________________________.

B. Advance Procedure. With respect to each advance and all matters and transactions in connection therewith, Borrower hereby irrevocably authorizes Bank to accept, rely upon, act upon and comply with any oral or written instructions, requests, confirmations and orders of any employee or representative of Borrower who is so authorized or designated as a signer of loan documents under the provisions of Borrower's most recent Banking and Borrowing Resolutions or similar document on file with Bank.

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Borrower acknowledges that the transmission between Borrower and
Bank of any such instructions, requests, confirmations and orders involves the possibility of errors, omissions, mistakes and discrepancies and agrees to adopt such internal measures and operational procedures as may be necessary to protect its interest. By reason thereof, Borrower hereby assumes all risk of loss and responsibility for, releases and discharges Bank from any and all responsibility or liability for, and agrees to indemnify, reimburse on demand and hold Bank harmless from, any and all claims, actions, damages, losses, liability and expenses by reason of, arising out of, or in any way connected with or related to: (i) Bank's accepting, relying and acting upon, complying with or observing any such instruction, request, confirmation or order, or (ii) any such error, omission, mistake, or discrepancy, provided such error, omission, mistake or discrepancy is not the result of negligence on the part of Bank.

C. Evidence of Loan; Terms of Repayment. The interest rates on the Loan and the method of calculating interest upon the Loan, the term of the loan, the method and times of repayment, and other conditions pertaining to the repayment of the Loan shall at the option of Bank be evidenced by Bank's form of promissory note or as otherwise set forth in appropriate writings between the parties as determined by Bank. In the absence of a promissory note or other applicable writing, the Loan shall be deemed to be payable upon the demand of Bank and shall be deemed to be otherwise conclusively evidenced by Bank's record of advances of proceeds of the Loan and Bank's record of receipt of repayments and other bookkeeping entries reflecting the payment of principal and interest, and interest shall be deemed to accrue at the interest rate reflected on Bank's records.

D. Statement of Account. Bank may at any time or from time to time render a statement or statements of account to Borrower for the Obligations or any portion thereof. Each such statement shall be deemed to be correct and conclusively binding on Borrower unless Borrower notifies Bank to the contrary in writing within thirty (30) days from the date of any such statement which Borrower deems to be incorrect.

III.  REPRESENTATIONS AND WARRANTIES




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Borrower represents and warrants that:

A. Accuracy. All information, financial statements and data submitted to Bank by Borrower or any Other Obligor are true, accurate and complete in all material respects.

B. Authority. Borrower is duly organized and existing in good standing in the state of its organization, is qualified to do business and in good standing in all jurisdictions where it conducts its business, and has all requisite power, authority, licenses and permits to own its property and carry on its business, and Borrower shall deliver to Bank a written opinion of counsel to such effect if requested by Bank. None of the terms and conditions herein, or of any other agreement executed by Borrower, are in violation of the charter or by-laws, or other organizational documents of Borrower, any contractual obligation Borrower may have with any third party, or any order or decree by which Borrower is bound, and the execution and delivery of this Agreement have been duly authorized by appropriate corporate, company or partnership action, and Borrower shall deliver to Bank a written opinion of counsel to such effect if requested by Bank.

C. Litigation. No litigation or other proceeding before any court or administrative agency is pending, or to the knowledge of Borrower, is threatened against Borrower, the outcome of which could materially impair Borrower's financial condition or its ability to carry on its business. Borrower is not the subject of any pending bankruptcy proceeding nor subject to the continuing jurisdiction of a bankruptcy court as the result of an approved plan of reorganization.

D. Addresses. The principal place of business of Borrower and the books and records relating to Borrower's business and assets are located at the address(es) set forth in this Agreement.

E. Hazardous Substances. Borrower has never received any notification, citation, complaint or notice of investigation relating to the making, storing, handling, generating or transporting of any materials or substances which under applicable laws require special handling in collection, storage, treatment or disposal ("Hazardous Substances"), and Borrower does not own, make, store, handle, dispose of or transport any Hazardous Substances in violation of any applicable laws.


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F.  ERISA.  Borrower and each of its affiliates and subsidiaries
("ERISA Affiliates") which are under common control, or are part of a controlled group, within the meaning of the Employee Retirement Income Security act of 1974, as amended ("ERISA"), are in compliance with all applicable provisions of ERISA with regard to each of its employee benefit plans (as defined in ERISA) ("Employee Benefit Plans"). Neither a reportable event (as defined in ERISA) nor prohibited transaction (as defined in ERISA) has occurred with respect to any Employee Benefit Plan of Borrower or any ERISA Affiliate. Immediately upon the occurrence of any such reportable event, Borrower shall promptly furnish to Bank notice thereof, as filed with the Pension Benefit Guaranty Corporation ("PBGC"). Neither Borrower nor any ERISA Affiliate has completely or partially withdrawn from any multiemployer plan and no such multiemployer plan is in reorganization, all as provided by ERISA. Borrower and each ERISA Affiliate has met its minimum funding requirements and has no unfulfilled obligations under ERISA to contribute to any Employee Benefit Plan. Borrower shall promptly notify Bank of any assertion by PBGC of liability of Borrower or any ERISA Affiliate under Title IV of ERISA. The failure of Borrower to pay within 30 days the amount of any liability under Title IV of ERISA demanded by PBGC shall constitute a default hereunder.

G. Taxes. There are no unpaid Federal, State, city, county, or other taxes owed by Borrower, there are no Federal, State, city, county or other tax liens presently filed against Borrower, and there are no outstanding personal property taxes of any kind.

IV. COVENANTS

Borrower covenants that:

A. Legal Costs. Borrower shall pay all costs and expenses, including attorneys' fees (to the extent not prohibited by law), incident to the making of the Loan.

B. Further Documents. Borrower shall execute and deliver to Bank from time to time any instruments or documents and do all things necessary or convenient to carry into effect the provisions of this Agreement. Borrower designates Bank or any of its officers as attorney-in-fact to sign Borrower's name on any such instruments or documents and to file same as may be appropriate.

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C.  Taxes.  Borrower shall pay and discharge, when due, all taxes, levies, liens, and other charges on all of its assets, and shall pay promptly, when due, all other taxes, including withholding taxes.

D. Laws. Borrower shall comply at all times with all laws, ordinances, rules and regulations of any Federal, State, municipal or other public authorities having jurisdiction over Borrower, or any of Borrower's assets, including but not limited to, ERISA and all laws relating to Hazardous Substances.

E. Name and Location. Borrower shall immediately advise Bank in writing of the opening of any new place of business or the closing of any existing places of business, and of any change in Borrower's name or the location of the places where Borrower's assets, or books and records pertaining to Borrower's assets, are kept.

F. Books and Records. Borrower shall maintain such records with respect to Borrower's assets and the condition (financial and otherwise) and operation of Borrower's business as Bank may request from time to time, and shall furnish to Bank such information with respect to Borrower's assets, account debtors, and the condition (financial and otherwise) and operation of Borrower's business including, but not limited to, balance sheets, operating statements, and other financial information, as Bank may request from time to time. Borrower shall furnish Bank or cause to be furnished to Bank such financial information with respect to any Other Obligor, including, but not limited to, balance sheets, operating statements, personal financial statements and other financial information, as Bank may request from time to time.

G. Reporting Requirements. In addition to such other information (financial and otherwise) as Bank may require from time to time, Borrower shall submit to Bank as soon as available copies of the Federal, State, and local tax returns of Borrower and shall also submit the following to Bank:

___Monthly Financial Statements. As soon as available and in any event within fifteen (15) calendar days after the end of each calendar month, financial statements of Borrower for the immediately preceding month, in form and detail satisfactory to Bank prepared in accordance with G.A.A.P.

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_X_Quarterly Financial Statements.  As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three quarters of each fiscal year of Borrower, financial statements of Borrower for the immediately preceding quarter, in form and detail satisfactory to Bank, prepared in accordance with G.A.A.P. Plus Form 10-Q.

_X_Annual Financial Statements. As soon as available and in any event within ninety (90) calendar days after the end of each fiscal year of Borrower, __ compiled __ reviewed _X_ audited financial statements of Borrower for the immediately preceding fiscal year, in form and detail satisfactory to Bank, prepared in accordance with G.A.A.P., by independent certified public accountants satisfactory to Bank. Plus Form 10-K.

If none of the boxes in this Paragraph IV.G. is marked, Borrower shall submit to Bank all of the financial statements required pursuant to this Paragraph, including audited annual financial statements.

H. Inspection. Bank or any of its representatives may from time to time inspect, check, make copies of or extracts from the books, records and files of Borrower, and inspect any of Borrower's assets wherever located. Borrower shall make same available at any time for such purposes.

I. Misrepresentation. Borrower shall not make or furnish to Bank any representation, warranty, or certificate in connection with or pursuant to this Agreement which is materially false.

J. Insurance. Borrower has and shall maintain insurance on all of its assets and properties at all times and against hazards, with companies, in amounts and in form acceptable to Bank. Borrower shall maintain public liability and property damage insurance in commercially reasonable amounts, with insurance companies and upon policy forms acceptable to Bank. Borrower shall submit to Bank copies of insurance policies and receipts evidencing payment of the premiums due on same.

K. Further Covenants. Without the prior written consent of Bank, Borrower shall not: (i) permit or suffer any lien, security interest, levy or other encumbrance to attach to any assets of Borrower, except for the liens and encumbrances in favor of Bank; (ii) make any agreement, compromise, settlement,

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bulk sale, lease or transfer of assets other than in the normal course of business; (iii) create, incur or assume any liability for borrowed money, except borrowings from Bank; (iv) assume, guarantee, endorse or otherwise become liable in connection with the obligations of any person, firm or corporation, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business; (v) enter into any merger or consolidation, or sell or lease substantially all of its assets; or (vi) purchase or acquire the obligations or stock of any person, firm or corporation or other enterprises whatsoever, other than the direct obligations of the United States or Bank.

V. EVENTS OF DEFAULT

The following shall constitute a default hereunder:

A. Nonperformance. Default by Borrower in the performance of, or breach of any provision of warranty of, this Agreement, any other instrument, agreement or document in connection with any of the Obligations, or any other instrument, agreement or document of Borrower with Bank, whether such instrument, agreement or document presently exists or is hereafter executed; or default by any Other Obligor in the performance of, or breach of any provision or warranty of, this Agreement, any other instrument, agreement or document in connection with any of the Obligations, or any other instrument, agreement or document of any Other Obligor with Bank or with any other lending institution, whether such instrument, agreement or document presently exists or is hereafter executed;

B. Representations and Warranties. Any warranty, representation, or statement to Bank by or on behalf of Borrower or any Other Obligor proving to have been incorrect in any material respect when made or furnished;

C. Financial Condition. A determination by Bank in good faith, but in its sole discretion, that the financial condition of Borrower or any Other Obligor is unsatisfactory; insolvency of Borrower or any Other Obligor; suspension of business, or commission of an act amounting to business failure by Borrower or any Other Obligor; or a determination by Bank in good faith, but in its sole discretion, that the ability of Borrower or any other Obligor to pay any of the Obligations is impaired for any reason;

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D.  Assignments.  Any assignment made by Borrower or any Other
Obligor for the benefit of creditors;

E. Judgements. The entry of any final judgement against Borrower or any other Obligor for the payment of money in excess of $5,000;

F. Bankruptcy. Institution of bankruptcy, insolvency, reorganization or receivership proceedings by or against Borrower or any Other Obligor in any State or Federal court or the appointment of a receiver, assignee, custodian, trustee or similar official under any Federal or State insolvency or creditors' rights law for any property of Borrower or any Other
Obligor.

G. Extraordinary Acts. A Change of ownership or the sale, dissolution, merger, consolidation, liquidation or reorganization of Borrower or any Other Obligor which is a corporation, partnership or other legal entity;

H. Attachments. The levy upon or attachment of any property of Borrower or any Other Obligor, or the recordation of any Federal, State or local tax lien against Borrower or any Other Obligor;

I. Death. Death of Borrower or any Other Obligor who is a natural person;

J. Additional Collateral. Failure of Borrower or any Other
Obligor to furnish such collateral or additional collateral as Bank may in good faith request;

K. Cross-Default. The occurrence of any event which is, or would be with the passage of time or the giving of notice or both, a default under any indebtedness of Borrower or any Other
Obligor to any person other than Bank;

L. Loss or Damage; Transfer or Encumbrance. Any material loss, theft or substantial damage, not fully insured for the benefit of Bank, to any of the assets of Borrower or any Other Obligor, or the transfer or encumbrance of any material part of the assets of Borrower or any Other Obligor other than in the ordinary course of business of such Borrower or Other Obligor; or


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M.  Financial Information.  The failure of Borrower or any Other
Obligor to furnish Bank such financial information as Bank may require from time to time.

VI. REMEDIES

A. Specific Rights and Remedies. In addition to all other rights and remedies provided by law and the Loan documents, Bank, upon the occurrence of any default, may: (i) accelerate and call due the unpaid principal balance and any promissory note evidencing the Loan, and all accrued interest and other sums due as of the date of default; (ii) impose the default rate of interest provided in any promissory note evidencing any of the Obligations with or without acceleration; (iii) file suit against Borrower or against any Other Obligor; (iv) seek specific performance or injunctive relief to enforce performance of the Obligations, whether or not a remedy at law exists or is adequate; (v) cease making advances or extending credit to Borrower and stop and retract the making of any advance which may have been requested by Borrower; and (vi) reduce the Maximum Line of Credit Amount.

B. Costs of Collection. Upon the occurrence of any default, Bank shall be entitled to recover from Borrower attorney's fees equal to fifteen percent (15%) of the unpaid balance of the Obligations at the time of default (to the extent not prohibited by law), plus court costs and other expenses which may be incurred by Bank in the enforcement or attempted enforcement of its rights hereunder, whether against any third party, Borrower, or any Other Obligor. Expenses recoverable from Borrower shall, (to the extent not prohibited by law), include costs of collection including salaries, out-of-pocket travel, living expenses and the hiring of agents, consultants, accountants, or otherwise. All sums of money thus expended shall be repayable by Borrower to Bank on demand.

C. Offset. Upon the occurrence of any default, Bank is authorized to charge the sum then due to Bank against any and all monies held by or on deposit with Bank on account of Borrower or its affiliates, and to offset any amounts against any demand or depository accounts which Borrower, or its affiliates, may have with Bank and to enforce such other remedies as may be available at law or in equity, without necessity of election.



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D.  Alternative Remedies.  Bank may exercise its rights and remedies hereunder either alternatively or concurrently with its rights under any and all other agreements among or between Bank and Borrower or any Other Obligor and shall have the full right to realize upon any available collateral security for any of the Obligations, collecting on the same or instituting proceedings in connection therewith, until Bank receives payment in full of all amounts owing to Bank under any of its agreements with Borrower, including principal, interest, costs and expenses, and costs of enforcement or attempted enforcement of this or any other agreement among or between Bank and Borrower or any Other Obligor.

VII.  GENERAL PROVISIONS

A. Continuity and Termination. This Agreement shall become effective immediately and remain in effect so long as any Obligation of Borrower to Bank is outstanding and unpaid. This Agreement may be terminated by Borrower upon actual delivery of written notice to Bank of such intention, and payment in full of all then existing Obligations; provided, however, that such notice and payment shall in no way affect, and this Agreement shall remain fully operative with respect to, any Obligations, or commitments which may become Obligations, entered into between Borrower and Bank prior to receipt of such notice or payment, whichever is later.

B. Other Documents. The Obligations are or shall be evidenced by notes, security agreements, guaranties, addenda, or other documents which are separate agreements and may be negotiated by Bank without releasing Borrower or any Other Obligor. Without limitation of the foregoing, Borrower may have executed and delivered to Bank a Commercial Finance Addendum and/or a Financial Covenants Addendum which modify and supplement this Agreement and Borrower's obligations hereunder. This Agreement specifically incorporates by reference all of the language and provisions of such notes, security agreement, guaranties, addenda or other documents. Borrower consents to any extension of time for payment of any Obligations. If there is more than one Borrower or Other Obligor, the obligation of each of them shall be primary, joint and several.

C. Remedies Cumulative. All rights, remedies and powers of Bank hereunder are irrevocable and cumulative, and not alternative or

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exclusive, and shall be in addition to all other rights, remedies and powers of Bank whether in or by any other instruments, agreements or any laws, including, but not limited to, the Uniform Commercial Code, now existing or hereafter enacted.

D. Loans and Advances. Nothing contained herein shall be construed as obligating Bank to make any particular loan or advance to Borrower, and Borrower is not relying upon Bank to make or continue to make advances for any purpose whatsoever. All such loans or advances remain within the discretion of Bank.

E. Non-Waiver. No indulgence or delay on the part of Bank in exercising any power, privilege or right hereunder or under any other agreement executed by Borrower to Bank in connection herewith shall operate as a waiver thereof. No single or partial exercise of any power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right.

F. Governing Law; Severability. This Agreement shall be construed and governed by the laws of the State of Maryland. If any part of this Agreement shall be adjudged invalid or unenforceable as of any term of court, then such partial invalidity or unenforceability shall not cause the remainder of this Agreement to be or become invalid or unenforceable, and if a provision hereof is held invalid or unenforceable in one or more of its applications, that provision shall remain in effect in all valid or enforceable applications that are severable from the invalid or unenforceable application or applications.

G. Litigation. In the event of any litigation with respect to this Agreement, the promissory note(s) or other agreements evidencing and/or securing the Obligations, or any other document or agreement applicable thereto, Borrower waives all defenses (including the defense of statue of limitations). Borrower agrees that any proceeding to enforce or construe this Agreement may be brought in any State or Federal court in Maryland, agrees that Borrower is subject to service of process under Section 6-103 of the Courts and Judicial Proceedings Article of the Annotated Code of Maryland, and agrees to accept such service as is authorized by such statute and prescribed in the Maryland Rules of Procedure.

H.  Construction.  All accounting terms not otherwise defined in

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this Agreement shall be interpreted in accordance with G.A.A.P.
The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement nor the intent of any provision hereof. If this Agreement is signed by two or more parties as Borrowers, the term "Borrower" shall mean each and every party signing this Agreement as a Borrower. The use of the singular herein may also refer to the plural, and vice versa, and the use of the neuter or any gender shall be applicable to any other gender or the neuter.

I. Assignment. None of the parties shall be bound by any assignment not expressed in writing. This Agreement shall inure to and be binding upon the heirs, personal representatives, successors, and assigns of Borrower and Bank, and the terms "Borrower" and "Bank" shall include and mean, respectively, the successors and assigns of Borrower and Bank.

J. Demand. If any of the Obligations are payable on demand, demand therefore may be made at any time, without notice, and without regard to whether a default has occurred.

K.  Time.  Time is of the essence of all Obligations.

VIII. ADDITIONAL COVENANTS

In addition to the other terms and conditions herein, Borrower represents, warrants and covenants that: (add any additional loan covenants; if none, so state)

Borrower's
Initials

/s/ JKL, TLK     See attached Financial Covenants Addendum
------------     -----------------------------------------

WAIVER OF TRIAL BY JURY. Borrower and Bank agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by or against either party hereto or any successor or assign of either party on or with respect to this Agreement or any other Loan document or which in any relates, directly or indirectly, to the Obligations or any event, transaction or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. Borrower and Bank hereby expressly

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waive any right to a trial by jury in any such suit, action, or proceeding. Borrower and Bank acknowledge and agree that this provision is a specific and material aspect of this Agreement between the parties and that Bank would not extend the Loan to Borrower if this waiver of jury trial provision were not a part of this Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby,
Borrower has executed this Agreement under seal as of the day and year first above written, at Baltimore, Maryland.
                             -------------------

Witness or Attest*

*Note: Attestation of a corporate officer's capacity to sign by another corporate officer is required in all corporate transactions.


/s/ Anne E. Quirk             PharmaKinetics Laboratories, Inc.
-------------                 ---------------------------------
(Signature)                   (Name of Organization)

                              By: /s/ James K. Leslie   (Seal)
                              -----------------------
                              (Authorized Signature)

                              James K. Leslie, President and CEO
                              ----------------------------------
                              (Print Name and Title)

                              By:/s/ Taryn L. Kunkel   (Seal)
                              ----------------------
                              (Authorized Signature)

                              Taryn L. Kunkel, VP and CFO
                              ---------------------------
                              (Print Name and Title)

                              302 W. Fayette Street
                              ---------------------
                              (Street Address)




                              Baltimore, Maryland 21201
                              -------------------------
                              (City-State-Zip)

                              -------------------------------
                              (Telephone)         (Facsimile)

                              --------------------------------
                              (Federal Tax Identification No.)

                              If Borrower is an individual he or
Witness                       she should sign below)

________________________      _______________________(Seal)
(Signature)                   (Signature)

_________________________     ___________________________________
(Print Name)                  (Print Name)

                              ___________________________________
                              (Street Address)

                              ___________________________________
                              (City-State-Zip)

                              ___________________________________
                              (Telephone)             (Facsimile)

                              ___________________________________
                              (Social Security Number)


                              Accepted at Baltimore, Maryland as
                              of the date thereof:
                              The First National Bank of Maryland

                              By:/s/ Anne E. Quirk   (Seal)
                              --------------------

                              Anne E. Quirk, Vice President
                              -----------------------------
                              (Print Name and Title)

The undersigned Other Obligors acknowledge and consent to the

terms and provisions of the foregoing Agreement, including the terms and provisions of the Agreement that provide for multiple loan advances.

Witness or Attest:            _____________________________
                              (Name of Organization)

___________________________   By:_________________________(Seal)
(Signature)                      (Authorized Signature)

___________________________   __________________________________
(Print Name)                  (Print Name)

                              If Other Obligor is an individual
                              he or she should sign below:

____________________________  _____________________________(Seal)
(Signature)                   (Signature)

____________________________  ___________________________________
(Print Name)                  (Print Name)
